SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 16, 2008
Date of earliest event reported: October 14, 2008
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11 West 42nd Street New York, NY	10036 (Zip Code)
(Address of principal executive offices)
(212) 827-8000
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Appointment of William Roskin as Director
     On October 14, 2008, the Board of Directors of Martha Stewart Living Omnimedia, Inc. (the “Company”) elected William A. Roskin as a new member of the Board of Directors. Mr. Roskin was appointed to the Company’s Compensation Committee and Audit Committee.
     Mr. Roskin serves as a member of the Board of Directors of Media & Entertainment Holdings, Inc. (AMEX: TVH), and as a member of the Board of Directors of ION Media Networks, Inc. and Ritz Interactive, Inc., both of which are privately held. He is Chairman of each of these companies’ compensation committees, and a member of each of these companies’ audit committees.
     Mr. Roskin will receive compensation as an outside director pursuant to the Company’s standard outside director compensation plan, as described on Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. The Company pays its independent directors an annual retainer of $40,000 for serving on the Board of Directors, payable quarterly in equal installments. This retainer will be pro-rated for the partial year of service. Twenty-five percent of this retainer is paid in shares of the Company’s Class A Common Stock, and the remaining 75% of this retainer may be paid either in shares or in cash, at the election of the director.
     Each independent director also receives a meeting fee of $1,500 for each in-person meeting of the Company’s Board of Directors that he or she attends, and a fee of $1,000 for each committee or telephonic Board of Directors meeting in which he or she participates. All of the Company’s directors receive reimbursement of expenses incurred in connection with participation in Board of Directors and committee meetings.
     Mr. Roskin will receive an equity grant of $75,000 of value in connection with his election to the Board of Directors. This grant will consist of 50% restricted stock and 50% options, all of which will be issued and priced on the first business day of November 2008, in accordance with the Company’s policy on equity issuances The equity will vest on the first anniversary of the grant.
     The press release related to the election of Mr. Roskin is attached as an exhibit to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description
	99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated October 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.
Date: October 16, 2008	By:	/s/ William C. Stern
William C. Stern
General Counsel

INDEX OF EXHIBITS

Exhibit	Description
99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated October 15, 2008